SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 4, 2004


                          Concord Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)




           Massachusetts              0-23067               04-2710876
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(State or Other Jurisdiction       (Commission            (IRS Employer
   of Incorporation)               File Number)           Identification No.)


     400 Nickerson Road, Marlboro, Massachusetts                   01752
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         (Address of Principal Executive Offices)              (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
                                                           --------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events and Required FD Disclosure.

         On May 4, 2004, Concord Communications, Inc. (the "Company") issued a press release announcing the opening of the Company's search for an Executive Vice President of Worldwide Sales and Professional Services. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       CONCORD COMMUNICATIONS, INC.



Date:  May 4, 2004     By: /s/  Melissa H. Cruz
                          ---------------------------------
                                Melissa H. Cruz
                                Executive Vice President of Business Services,
                                Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


         Exhibit Number             Description
         --------------             -----------

                  99.1              Form of press release dated May 4, 2004.